================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 5, 2002




                                 JKC GROUP, INC.
                         FORMERLY STAGE II APPAREL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             NEW YORK                1-9502             13-3016967
(STATE OR OTHER JURISDICTION OF   (COMMISSION       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)    FILE NUMBER)      IDENTIFICATION NO.)




                  1385 BROADWAY
               NEW YORK, NEW YORK                      10018
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)



       Registrant's telephone number, including area code: (212) 840-0880



================================================================================

ITEM 5. OTHER EVENTS

      On June 5, JKC Group, Inc., formerly Stage II Apparel Corp., entered into a letter of intent with Zi Corporation for the purchase of all the outstanding capital stock of Magic Lantern Communications Ltd., as described in a press release included as an exhibit to this report and incorporated herein by reference.

      (c) EXHIBITS.

      EXHIBIT
      NUMBER    EXHIBIT
      ------    -------

      20.1      Press Release dated June 5, 2002.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                JKC GROUP, INC.


Date:  June 6, 2002                             By:    /S/  RICHARD SISKIND
                                                    --------------------------
                                                          Richard Siskind
                                                      Chief Executive Officer
                                                     (Duly Authorized Officer)
                                                   (Principal Executive Officer)